UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
November 27, 2001

US Airways Group, Inc.
(Commission file number: 1-8444)

and

US Airways, Inc.
(Commission file number: 1-8442)

(Exact names of registrants as specified in their charters)

                   Delaware                              US Airways Group, Inc. 54-1194634
          (State of incorporation                   US Airways, Inc.            53-0218143
            of both registrants)                      (I.R.S. Employer Identification Nos.)

US Airways Group, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

US Airways, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

Item 5.      Other Events

     On November 27, 2001, US Airways Group, Inc. and US Airways, Inc. issued a news release (see exhibit 99 below).

Item 7.      Financial Statements and Exhibits

(c)   Exhibit

Designation                                                 Description
------------                                                  -----------

     99            News release dated November 27, 2001 of US Airways Group, Inc. and US Airways, Inc.

                                                                                SIGNATURES
                                                                                --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                                               US Airways Group, Inc. (REGISTRANT)

Date: November 27, 2001                                         By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

                                                                               US Airways, Inc. (REGISTRANT)

Date: November 27, 2001                                         By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

(this space intentionally left blank)

Exhibit 99

US AIRWAYS CHAIRMAN STEPHEN M. WOLF REASSUMES
CEO POSITION AS RAKESH GANGWAL RESIGNS

     ARLINGTON, Va., Nov. 27, 2001 - US Airways announced today that Rakesh Gangwal has resigned from his position as President and Chief Executive Officer of US Airways Group, Inc. and US Airways, Inc. Gangwal's departure is based upon his decision to work in the field of private equity and venture capital.

     Gangwal said: "I am grateful for having had the opportunity to contribute to US Airways over the last several years. In particular, I shall hold in the highest regard the professionalism and loyalty of US Airways' employees and wish them the very best in the future."

     Stephen M. Wolf, Chairman of US Airways Group and US Airways, Inc., who will reassume the position of Chief Executive Officer at both companies, said: "Rakesh has contributed significantly to US Airways during his time with the Company. While we are disappointed with his decision to seek a new career path, we wish him and his family all possible success in their future endeavors."

     "The company's focus going forward, working with a superb group of employees, will be on operational excellence and creating shareholder value," Wolf said.

NUMBER: 4201